EXHIBIT 10.4

ASSIGNMENT OF OIL AND GAS LEASE BY WASAABEE ENERGY INC. DATED FEBRUARY 25, 2011 (BAKKEN PROJECT)

ASSIGNMENT OF OIL AND GAS LEASE

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned Wasaabee Energy Inc., of P.O. Box 21616, Billings, Montana 59104, (hereinafter called Assignor), for and in consideration of One Dollar ($1.00) the receipt whereof is hereby acknowledged, does hereby sell, assign, transfer and set over unto Legend Oil & Gas Ltd., of 601 Union Street, Suite 4500, Seattle, Washington 98101, (hereinafter called Assignee), all right, title, and interest in and to the oil and gas leases as set out in Exhibit "A" attached hereto and made a part hereof; insofar as said leases cover lands in Divide County, State of North Dakota.

And for the same consideration the Assignor covenants with the Assignee, its or his heirs, successors or assigns; That the Assignor is the lawful owner of and has good title to the interest on Exhibit "A" assigned in and to said leases, estate, rights and property, free and clear from all liens, encumbrances or adverse claims; That said leases are valid and subsisting leases on the lands described on Exhibit "A", and all rentals and royalties due thereunder have been paid and all conditions necessary to keep the same in full force have been duly performed; and that the Assignor surrenders and releases all rights of dower and homestead in the premises described on Exhibit "A".

IN WITNESS WHEREOF, The undersigned owner has signed and sealed this instrument this 25th day of February, 2011.

Wasaabee Energy Inc.,

X [signature]
Al Quammen, President

STATE of Montana
COUNTY of Yellowstone

ACKNOWLEDGEMENT-CORPORATE

BEFORE ME, the undersigned, a Notary Public, in and for said County and State, on this 25th day of February, 20 11, personally appeared Al Quammen, to me personally known, who being by me duly sworn, did say that he is the President of Wasaabee Energy Inc., and that the seal affixed to said instrument is the corporate seal of said corporation and that said instrument was signed and sealed in behalf of said corporation by authority of its board of directors, and said Al Quammen acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal the day and year last above written.

My Commission Expires: 10-2-2012

Notary Public: Anjeanette Sherman
Address: Billings, MT

ANJEANETTE SHERMAN
NOTARY PUBLIC
STATE OF MONTANA
MY COMMISSION EXPIRES 10-2-2012

"Exhibit A"
Divide County, ND

Lease Number	Lease date	Lessor	Township	Range	Section	Description	Gross Acres	Overriding Royalty Reserved	Recording Data
W-137	1/12/2011	Gail J. Mattern, a married woman dealing in her sole and separate property, individually and as sole heir of Timothy K. Nelson, deceased	163N 163N	102W 103W	8 1 2 12 13 24	NE¼, E½NW¼, S½ Lot 4(40.18), SW¼NW¼, W½SW¼ Lot 1(40.20), S½NE¼ W½, SE¼ NE¼ SW¼	1,640.38	1.33% of 8/8ths	Doc. #: 255289
W-138	1/10/2011	Dianne L. Kraft, a married woman dealing in her sole and separate property	163N	102W	8	NE¼, E½NW¼, S½	560.00	1.33% of 8/8ths	Doc. #: 254988
W-143	1/13/2011	Michael Nelson, a married man dealing in his sole and separate property	163N 163N	102W 103W	8 1 2 12 13 24	NE¼, E½NW¼, S½ Lot 4(40.18), SW¼NW¼, W½SW¼ Lot 1(40.20), S½NE¼ W½, SE¼ NE¼ SW¼	1,640.38	1.33% of 8/8ths	Doc. #: 255134
W-144	1/13/2011	Sonja Van Arsdale, a single woman	163N 163N	102W 103W	8 1 2 12 13 24	NE¼, E½NW¼, S½ Lot 4(40.18), SW¼NW¼, W½SW¼ Lot 1(40.20), S½NE¼ W½, SE¼ NE¼ SW¼	1,640.38	1.33% of 8/8ths	Doc. #: 255290
W-145	1/13/2011	Larry K. Nelson, a married man dealing in his sole and separate property	163N	102W	8	NE¼, E½NW¼, S½	560.00	1.33% of 8/8ths	Doc. #: 254987
W-146	1/13/2011	Carolyn Stockwell, a single woman	163N	102W	8	NE¼, E½NW¼, S½	560.00	1.33% of 8/8ths	Doc. #: 254989
W-171	1/28/2011	Marlys Marsh, fka Marlys Nordhagen, a single woman	163N	102W	8	NE¼, E½NW¼, S½	560.00	1.33% of 8/8ths	Doc. #: 255288